UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Crown Media Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CROWN MEDIA HOLDINGS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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Shareholder Meeting to be held on June 24, 2008

Proxy Material Available

1 Annual Report
2 Notice & Proxy Statement

PROXY MATERIAL—VIEW OR RECEIVE
You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before June 11, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)BY INTERNET-www.proxyvote.com
2)BY TELEPHONE-1-800-579-1639
3) BY E-MAIL*- sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

BARCODE

See the Reverse Side for Meeting Information and Instructions on How to Vote

Broadridge Internal Use Only

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0000002523_1 R200803.14

Meeting Information
Meeting Type: Annual Meeting
Meeting Date: June 24, 2008
Meeting Time: 11:00 AM EST
For holders as of: May 01, 2008

Meeting Location:
Sheraton New York Hotel
& Towers
811 Seventh Avenue
New York, New York 10019

How To Vote

Vote in Person
Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to
 WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Broadridge Internal Use Only

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Voting items

The Board of Directors recommends that you vote "For" the following.

1.
Election of Directors

Nominees

01	Dwight C. Arn	02	William Cella	03	Glenn Curtis	04	Steve Doyal	05	Brian E. Gardner
06	Herbert Granath	07	David Hall	08	Donald Hall, Jr.	09	Irvine O. Hockaday, Jr.	10	A. Drue Jennings
11	Peter A. Lund	12	Brad R. Moore	13	Henry Schleiff	14	Deanne Stedem

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL # 0000 0000 0000

BARCODE

Broadridge Internal Use Only
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Cusip
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0000002523_3 R200803.14

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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0000002523_4 R200803.14

CROWN MEDIA HOLDINGS, INC.
12700 Ventura Boulevard
Studio City, California 91604

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Tuesday, June 24, 2008

You can view the Annual Report and Proxy Statement for Crown Media Holdings, Inc. on the Internet:
http://www.hallmarkchannel.com/2008annualmeeting.html

NAME/ADDRESS IMPRINT AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 11, 2008 to facilitate timely delivery.

Dear Stockholder:

        The 2008 Annual Meeting of Stockholders of Crown Media Holdings, Inc. (the "Company") will be held at the Sheraton New York Hotel & Towers at 811 Seventh Avenue, New York, New York 10019, on Tuesday, June 24, 2008, at 11:00 a.m. (local time).

        Proposals to be considered at the Annual Meeting:

1.
Elect 14 members to the Company's board of directors; and

2.
Consider any other matters that properly come before the meeting and any adjournments.

The Board recommends a vote "FOR" Item 1.

        The Board of Directors has fixed the close of business on May 1, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

CONTROL NUMBER

CONTROL NUMBER
RESTRICTED AREA
3" × 1 1/2"

BAR CODE AREA RESTRICTED
2 3/4" × 1/2"

        Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

        If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before June 11, 2008 to facilitate a timely delivery.

        The following Proxy Materials are available for you to review online at: http://www.hallmarkchannel.com/2008annualmeeting.html

  •
  the Company's 2008 Proxy Statement (including all attachments thereto);

  •
  the Proxy Card; and

  •
  the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials).

        To request a paper copy of the ProxyMaterials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto www.hallmarkchannel.com/2008annualmeeting.html

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Crown Media Holdings, Inc. are available to review at:

http://www.hallmarkchannel.com/2008annualmeeting.html

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares

PRINT AUTHORIZATION	(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013

SIGNATURE:	DATE:	TIME: